Fourth Quarter 2005 Earnings Release February 24, 2006 Exhibit 99.3

Earnings Call Agenda
Introduction and Overview
– Chuck Raymond – President & Chief Executive Officer
2006 Tradelane Outlook
– John Handy – Executive Vice President
Operations Review
– John Keenan – Senior Vice President & Chief Transportation Officer
Financial Review
– Mark Urbania – Senior Vice President & Chief Financial Officer
Questions and Answers

Forward Looking Statements
Risks, Uncertainties, Other Factors with Respect to “Forward-Looking
Statements:”
Certain statements contained in this presentation constitute “forward-
looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and uncertainties.  There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the “forward-looking statements”.
Such factors are detailed in the Horizon Lines, Inc.’s final prospectus filed with the Securities and Exchange Commission on September 26,
2005.

4 Fourth Quarter 2005 Earnings Release Chuck Raymond President & Chief Executive Officer Introduction and Overview

Fourth Quarter Highlights
Terrific year for Horizon Lines
Record operating revenue and earnings
Significant vessel and container fleet investments
Senior management team further strengthened
Company again recognized for service excellence

6 Adjusted EPS -0.06 0.15 -0.06 -0.01 0.04 0.09 0.14 0.19 2004 2005 Fourth Quarter 0.17 0.65 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 2004 2005 Year

7 273.4 279.0 270.0 272.0 274.0 276.0 278.0 280.0 2004 2005 Fourth Quarter Operating Revenue ($ in Millions) ($ in Millions) 980.3 1,096.2 900.0 950.0 1,000.0 1,050.0 1,100.0 2004 2005 Year

Adjusted Operating Income
(1)
(1)
See reconciliation of Operating Income to Adjusted Operating Income on page 28.
49.4
77.8
-
20.0
40.0
60.0
80.0
2004 2005
Year
7.3
20.0
-
5.0
10.0
15.0
20.0
2004 2005
Fourth Quarter

118.3
146.4
-
50.0
100.0
150.0
2004 2005
Year
29.9
36.6
0

30
40
2004 2005
Fourth Quarter
Adjusted EBITDA
(1)
(1)
See reconciliation of Net Income to Adjusted EBITDA on page 30.
($ in Millions)
($ in Millions)

10
-2.0
4.9
-2.0
-1.0
0.0
1.0
2.0
3.0
4.0
5.0
2004 2005
Fourth Quarter
5.6
21.7
-2.0
3.0
8.0
13.0
18.0
23.0
2004 2005
Year
Adjusted Net Income
(1)
(1)
See reconciliation of Net Income to Adjusted Net Income on page 29.
($ in Millions)
($ in Millions)

11 Fourth Quarter 2005 Earnings Release John Handy Executive Vice President 2006 Tradelane Outlook

12 Alaska 2006 Outlook Strong fishing industry Robust military construction spending Growing tourism industry Permanent fund assets total over $30 billion Oil based economy

13 Hawaii 2006 Outlook 2.0% job growth Nation’s lowest unemployment Record tourism growth Robust military spending Positive construction outlook

14 Puerto Rico 2006 Outlook Slower GNP growth Continued pharmaceutical and technology investment High pharmaceutical output per employee

15 Fourth Quarter 2005 Earnings Release John Keenan Senior Vice President & Chief Transportation Officer Operations Overview

16 Operating Highlights Implemented fuel initiatives Acquired new containers Record vessel availability High vessel utilization rate Excellent on-time arrival performance Service excellence awards

17 Vessel Fuel Expense Strategy Fuel Initiatives Fuel surcharges Best fuel buying location Focus on fuel consumption

18 Investments Vessel and Container Investments 3,400 12/03 – 12/05 Containers 6 12/03 – 9/05 Vessel Lease Buyouts Number Dates Acquired Assets

19 Vessel Availability 99.0% 99.8% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2004 2005 Vessel Availability Percentage

20 87% 89% 88% 88% 0% 20% 40% 60% 80% 100% Alaska Hawaii/Guam Puerto Rico Horizon Lines Vessel Utilization Vessel Utilization 2005

21 Vessel On-Time Arrivals 2005 92% 99% 65% 81% 82% 93% 79% 91% 0% 20% 40% 60% 80% 100% Alaska Hawaii/Guam Puerto Rico Horizon Lines Vessel On-Time Arrival Percentage Zero Tolerance 3-Hour Tolerance

22 Service Excellence Awards Wal-Mart Toyota Lowe’s

23 Fourth Quarter 2005 Earnings Release M. Mark Urbania Senior Vice President & Chief Financial Officer Financial Review

24 Financial Highlights Operating revenue increased Adjusted net income increased Adjusted earnings per share grew Adjusted operating income improved Strong cash flows Debt paydown from IPO proceeds

Income Statement Summary – Fourth Quarter
33,544,170 33,544,170 16,411,290 32,623,848 Shares Outstanding
$ (2.0) $ 4.9 $ (10.2) $ (12.4) Net Income (Loss) Common Shareholders
-- -- 5.0 1.5 Preferred Stock Accretion
97.3% 92.8% 98.1% 95.5% Operating Ratio
$ 29.9 $ 36.6 $ 27.8 $ 15.9 EBITDA
$ (.06) $ .15 $ (.62) $ (.38) Earnings (Loss) Per Share
(2.0) 4.9 (5.2) (10.9) Net Income (Loss)
(1.7) 4.1 (3.7) (2.0) Income Tax Expense (Benefit)
(3.7) 9.0 (8.9) (12.9) Pretax Income (Loss)
11.0 11.0 14.1 25.4 Other Expense
7.3 20.0 5.2 12.5 Operating Income
266.1 259.0 268.2 266.5 Operating Expense
$ 273.4 $ 279.0 $ 273.4 $ 279.0 Operating Revenue
Quarter Ended
Dec. 26, 2004
Quarter Ended
Dec. 25, 2005
Quarter Ended
Dec. 26, 2004
Quarter Ended
Dec. 25, 2005
Adjusted
(1)
($ in Millions)
Actual
($ in Millions)
(1)
Adjusted to exclude non-recurring IPO, other transaction and non-cash expenses.

Income Statement Summary – Fiscal Year
33,544,170 33,544,170 N/A 22,376,797 Shares Outstanding
$ 5.6 $ 21.7 $ 6.8 $ (23.4) Net Income (Loss) Common Shareholders
--- --- 6.8 5.1 Preferred Stock Accretion
94.9% 92.9% 94.7% 95.7% Operating Ratio
$ 118.3 $ 146.4 $ 113.2 $ 102.1 EBITDA
$ .17 $ .65 N/A $ (1.05) Earnings (Loss) Per Share
5.6 21.7 13.6 (18.3) Net Income (Loss)
3.5 13.5 8.4 .4 Income Tax Expense (Benefit)
9.1 35.2 22.0 (17.9) Pretax Income (Loss)
40.3 42.6 29.6 64.6 Other Expense
49.4 77.8 51.6 46.7 Operating Income
930.9 1,018.4 928.7 1,049.5 Operating Expense
$ 980.3 $ 1,096.2 $ 980.3 $ 1,096.2 Operating Revenue
Twelve Months
Ended
Dec. 26, 2004
Twelve Months
Ended
Dec. 25, 2005
Twelve Months
Ended
Dec. 26, 2004
Twelve Months
Ended
Dec. 25, 2005
Adjusted
(1)
($ in Millions)
Actual
($ in Millions)
(1)
Adjusted to exclude non-recurring IPO, other transaction and non-cash expenses.

Operating Revenue
(1.6) (26.1) Volume Variance
(1)
Revenue Growth
($ in Millions)
$ 115.9 $ 5.6 Total Revenue Increase
20.3 4.4 Other / Non-Transportation Revenue
21.7 4.7 Vessel Management Contracts
33.2 9.2 Bunker Fuel Surcharges
$ 42.3 $ 13.4 Rate and Cargo Mix Improvement
Year Fourth Quarter
(1)
2004 had a 53-week fiscal year and 14-week fourth quarter compared to a 52-week fiscal year and 13-week fourth quarter in 2005.

Adjusted Operating Income Results
1.8 19.3 --- 7.3 Stock Compensation Expense
Adjustments
(a)
Adjusted Operating Income
($ in Millions)
(a) These charges are not anticipated to recur regularly in the ordinary course of business.
$ 49.4 $ 77.8 $ 7.3 $ 20.0 Adjusted Operating Income
(2.2) 31.1 2.1 7.5 Total Adjustments
1.1 2.1 .8 .2 Transaction Related Expense
2.2 9.7 1.3 --- Management Fees
(7.3) --- --- ---
Purchase Price Accounting Depreciation
and Amortization
$ 51.6 $ 46.7 $ 5.2 $ 12.5 Operating Income
Twelve Months
Ended
Dec. 26, 2004
Twelve Months
Ended
Dec. 25, 2005
Quarter
Ended
Dec. 26, 2004
Quarter
Ended
Dec. 25, 2005

Adjusted Net Income Results
(7.3) --- --- ---
Purchase Price Accounting
Depreciation and Amortization
4.9 (13.1) (2.0) (6.1) Tax Impact
(8.0) 40.0 3.2 15.8 Total Adjustments
1.1 2.1 .8 .2 Transaction Related Expense
2.2 9.7 1.3 --- Management Fees
--- 13.2 --- 13.2 Loss on Extinguishment of Debt
1.8 19.3 --- 7.3 Stock Compensation Expense
Adjusted Net Income (Loss)
($ in Millions)
$ 5.6 $ 21.7 $ (2.0) $ 4.9 Adjusted Net Income (Loss)
(10.7) 8.8 3.1 1.2 Interest Expense Reduction
(Increase)
Adjustments
$ 13.6 $ (18.3) $ (5.2) $ (10.9) Net Income (Loss)
Twelve Months
Ended
Dec. 26, 2004
Twelve Months
Ended
Dec. 25, 2005
Quarter
Ended
Dec. 26, 2004
Quarter
Ended
Dec. 25, 2005

Net Income/EBITDA Reconciliation
1.1 2.1 .8 .2 Transaction Related Expense
2.2 9.7 1.3 --- Management Fees
--- 13.2 --- 13.2 Loss on Extinguishment of Debt
Note:  EBITDA is defined as net income plus interest expense, income taxes, depreciation and amortization.  We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii)
the senior credit facility contains covenants that require Horizon Lines Holding to maintain certain interest expense coverage and leverage ratios, which contain
EBITDA  and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.
1.8 19.3 --- 7.3 Stock Compensation Expense
Net Income/EBITDA Reconciliation
($ in Millions)
$ 118.3 $ 146.4 $ 29.9 $ 36.6 Adjusted EBITDA
113.2 102.1 27.8 15.9 EBITDA
61.4 66.9 22.5 16.0 Depreciation and Amortization
29.8 53.1 14.2 12.8 Interest Expense
8.4 0.4 (3.7) (2.0) Tax Expense (Benefit)
$ 13.6 $ (18.3) $ (5.2) $ (10.9) Net Income (Loss)
Twelve Months
Ended
Dec. 26, 2004
Twelve Months
Ended
Dec. 25, 2005
Quarter
Ended
Dec. 26, 2004
Quarter
Ended
Dec. 25, 2005

Adjusted Cash Flows
40.0 --- 40.0
Cash From Balance Sheet
to Fund IPO Uses
2.7 1.1 3.8 Transaction Costs
5.5 19.7 25.2 Vessel Lease Buyouts
4.7 3.5 8.2 Management Fees
Adjusted Cash Flow Summary
($ in Millions)
$ 8.2 $ 57.4 $ 65.6 Adjusted Cash Change
3.7 --- 3.7 Dividends
Adjustments:
$ (48.4) $ 33.1 $ (15.3) Change in Cash
Cash
Increase
(Decrease)
Twelve Months
Ended
Dec. 26, 2004
Twelve Months
Ended
Dec. 25, 2005

Improving Leverage
3.5x 2.9x LTM Adj. EBITDA  / LTM Interest Expense (c)
78% 88% Debt / Capitalization
3.6x 4.3x Debt / LTM Adj. EBITDA
Credit Statistics:
$ 682.4 $ 709.6 Total Capitalization
151.8 22.7 Equity
--- 62.2 Series A Preferred Stock
$ 530.6 $ 624.7 Total Debt
81.7 122.2 11% Notes (b)
197.0 250.0 9% Notes
$ 251.9 $ 252.5 Total Senior Secured Debt
0.5 0.5 Capital Leases
4.5 4.5 Vessel Mortgages
246.9 247.5 Term Loan
$ 0.0 $ 0.0 Revolver (a)
December 25,
2005
September 25,
2005
($ in Millions)
(a) Upon completion of IPO, revolver commitment increased to $50 million from $25 million.
(b) Fully accreted balances are $160 million and $104 million on a pre and post IPO basis, respectively.
(c) Excludes amortization of Financing Fees.  December 25, 2005 LTM Interest Expense is pro forma.

33 2006 Earnings Guidance Year First Quarter Earnings Guidance ($ in Millions except EPS) $.85 - $.90 $.04 - $.06 EPS $158 – $162 $30 - $32 EBITDA $1,140 - $1,160 $274 - $278 Revenue

34 Fourth Quarter 2005 Earnings Release Questions & Answers

36